UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
SERVICENOW, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE
The sole purpose of this Amendment No. 1 is to check the "Definitive Proxy Statement" box, instead of the "Preliminary Proxy Statement" box, on the Schedule 14A cover page.

THE WORLD WORKS WITH SERVICENOW™

Proxy Statement

Notice of Special Meeting of Shareholders

December 5, 2025
8 am PT

To the Shareholders of ServiceNow, Inc.:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of ServiceNow, Inc. (the “Company”) will be held as of, and for the purpose, set forth below:

Item of Business	Board Recommendation

To approve an amended and restated certificate of incorporation to effect a 5-for-1 split of the Company’s common stock with a proportionate increase in authorized shares of common stock	“FOR” See page 3

Date and Time December 5, 2025 (Friday) 8:00 a.m., Pacific Time	Location Live webcast www.virtualshareholdermeeting.com/NOW2025SM	Record Date Only shareholders of record at the close of business on November 10, 2025, are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof

How to Vote

Internet www.proxyvote.com	Telephone 1-800-690-6903	Mail Mark, sign and date your proxy card and return it in the postage-paid envelope	QR Code Scan the QR code on your voting materials to vote with your mobile device

We expect to mail this Proxy Statement along with a proxy card on or about November 12, 2025. This Proxy Statement summarizes the information that you need to know in order to submit your proxy or cast your vote at the Special Meeting.
This Proxy Statement is available on our Internet site at investors.servicenow.com.
All shareholders are invited to attend the Special Meeting. Any shareholder attending the Special Meeting may vote online at the Special Meeting even if the shareholder previously voted. Previous votes will be superseded by the vote such shareholder casts online at the Special Meeting.
Thank you for your continued support of ServiceNow.
By Order of the Board of Directors,
Russell S. Elmer
Secretary
November 12, 2025

Important: Whether or not you expect to attend the Special Meeting, we encourage you to read this Proxy Statement and vote by Internet, by telephone, by requesting and mailing your proxy card or by mobile device as soon as possible, so that your shares may be represented at the Special Meeting. For specific instructions on how to vote your shares, please refer to the section titled “How to Vote” beginning on page 8 and the instructions on the enclosed proxy card.

2025 Proxy Statement	1

General
We are providing this Proxy Statement to holders of our common stock, $0.001 par value per share, in connection with the solicitation by the Board of Directors (the "Board") of the Company of proxies to vote shares of common stock at the Special Meeting and at any adjournments or postponements thereof. The Special Meeting will begin on December 5, 2025, at 8:00 a.m., Pacific Time. You can participate in the Special Meeting by visiting www.virtualshareholdermeeting.com/NOW2025SM. As a shareholder, all you need to join the meeting is the 16-digit control number printed in the box marked by the arrow on your proxy card. We expect to first mail this Proxy Statement and the form of proxy to shareholders of the Company on or about November 12, 2025. In this Proxy Statement, unless the context requires otherwise, references to "we," "our," or "us" refer to the Company.

Purpose of Special Meeting
The Special Meeting is being called for the Company's shareholders to consider and vote upon a proposal to approve an amended and restated certificate of incorporation of the Company (the "Amended and Restated Charter") in order to effect a 5-for-1 forward stock split of the Company's common stock with a proportionate increase in authorized shares of the Company's common stock (the "Stock Split Proposal"). The text of the Amended and Restated Charter is set forth in Appendix A to this Proxy Statement. We do not expect any matters to be presented for action at the Special Meeting other than the items described in this Proxy Statement.

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PROPOSAL

Approval of an Amended and Restated Certificate of Incorporation to Effect a 5-for-1 Split of the Company’s Common Stock With a Proportionate Increase In Authorized Shares of Common Stock

The Board recommends a vote ”FOR” this proposal.

Description of the Stock Split Proposal and Vote Required
The Board has approved and declared advisable, and recommends that our shareholders approve, an Amended and Restated Charter to effect a 5-for-1 forward stock split (the "Stock Split") of the Company's common stock with a proportionate increase in authorized shares of the Company's common stock. The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company is required to approve the Amended and Restated Charter. The full text of the Amended and Restated Charter is set forth in Appendix A to this Proxy Statement.
Purposes and Effects of Proposed Stock Split
The Board believes that the Stock Split is in the best interests of the Company and its shareholders. The trading price of our common stock has increased significantly over the past several years, and our common stock currently trades higher than the vast majority of other S&P 500 companies. We believe the Stock Split would help reset the market price of the common stock in a range that would make our common stock more accessible to a broader set of potential investors and give employees more flexibility in managing their ServiceNow shares.
Following the Stock Split, if ultimately implemented, we estimate that we will have approximately 1 billion shares of common stock outstanding, based on shares of common stock that were issued and outstanding as of September 30, 2025. All shares issued as a result of the Stock Split will be issued in book-entry form, either through the Direct Registration System or as a credit to an existing account of a shareholder of record. Consequently, certificates representing shares of common stock currently issued may be retained by each shareholder and are not required to be returned to the Company or to its transfer agent, as it will not be necessary to submit any outstanding certificates for exchange.
In connection with the Stock Split, and pursuant to adjustment provisions in the Company's equity compensation plans, including, without limitation, (i) the ServiceNow, Inc. 2012 Equity Incentive Plan, as amended, (ii) ServiceNow, Inc. Amended and Restated 2012 Employee Stock Purchase Plan (the "ESPP"), (iii) ServiceNow, Inc. Amended and Restated 2021 Equity Incentive Plan, (iv) ServiceNow, Inc. 2022 New-Hire Equity Incentive Plan, and any other equity incentive plan or arrangement maintained by the Company, including each of the equity compensation plans the Company has assumed or will assume in corporate acquisitions prior to the Record Date that have outstanding awards thereunder as of the Record Date (collectively, along with the plans listed in (i) - (iv) the “Equity Plans”), proportionate adjustments will be made to the number of shares of common stock of the Company that are reserved for issuance and future grant (if applicable) under the Equity Plans, related share limits in such plans, exercise and purchase prices of outstanding awards thereunder, and the number of shares subject to outstanding awards thereunder. Specifically, the number of shares reserved for issuance under such Equity Plans, as well as the individual award limits set forth in the Equity Plans, will increase by a multiple of 5, the number of shares subject to outstanding awards under the Equity Plans will increase by a multiple of 5, and the exercise price of outstanding stock options under the Equity Plans will be divided by 5 and rounded up to the nearest whole cent. With respect to the ESPP, the purchase price applicable to options for purchase of shares under the ESPP during the purchase period that began prior to the Stock Split and ends following the Stock Split will likewise be divided by 5 and rounded up to the nearest whole cent. In addition, Company total shareholder return and stock price metrics applicable to outstanding performance-based restricted stock units and performance stock options will be

2025 Proxy Statement	3

proportionately adjusted to reflect the Stock Split. The foregoing adjustments were approved by the Board, subject to shareholder approval of the Stock Split.
If the Amended and Restated Charter is adopted, the issued shares of the Company's common stock will increase by a multiple of 5, while the par value per share will remain the same at $0.001 per share. The total value of common stock, as reflected in the Company’s consolidated balance sheets, will increase to reflect the additional shares issued and additional paid-in capital will be reduced by the same amount, resulting in no overall effect on total shareholders' equity.
Purposes and Effects of Increasing the Authorized Shares of Common Stock
The Amended and Restated Charter would increase the authorized shares of common stock of the Company from 600 million to 3 billion. The additional 2.4 billion authorized shares would be a part of the existing class of common stock and, if and when issued, would have rights identical to the currently outstanding common stock of the Company. The Amended and Restated Charter would not affect the authorized shares of our preferred stock, of which there are currently no shares outstanding. The primary purpose of the increase in the authorized shares is to facilitate the Stock Split.
As of September 30, 2025, there were approximately 208 million shares of common stock outstanding and approximately 6 million shares of common stock subject to outstanding awards under the Equity Plans (with any outstanding performance-based vesting conditions assumed to be achieved at target for purposes of this sentence) and 16 million shares of common stock available for future grants under the Equity Plans. Accordingly, approximately 370 million shares of common stock remained available for issuance, which number is insufficient to effectuate the Stock Split.
The increase in authorized shares would also have the additional benefit of preserving the relative proportion of outstanding or reserved shares to unissued shares of common stock. The Board has no current plans to issue additional shares of common stock other than shares reserved for issuance under or in connection with existing equity compensation plans, shares that would be issued in connection with any merger or acquisition transactions, and shares that would be issued pursuant to the Stock Split. Although the Board has not proposed the increase in authorized shares in order to discourage tender offers or takeover attempts of the Company, the availability of these authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest, or other attempt to obtain control of the Company.
Effective Date of Amended and Restated Charter and Stock Split
If shareholders approve the Amended and Restated Charter, the Stock Split would become effective upon the filing of the Amended and Restated Charter with the Secretary of State of the State of Delaware, subject to the effective time set forth therein. The exact timing of filing and effectiveness of the Amended and Restated Charter will be determined by us based on our evaluation as to when such action will be the most advantageous to us and our shareholders. The Board or, to the extent delegated, the Company’s management reserves the right to, notwithstanding shareholder approval of the Amended and Restated Charter and without further action by the shareholders, to elect not to proceed with the Stock Split if, at any time prior to the effectiveness of the Amended and Restated Charter, the Board or, to the extent delegated, the Company’s management, in its sole discretion, determines that it is no longer in the best interests of the Company and its shareholders to proceed with the Stock Split. By approving the Stock Split Proposal, you grant the Board or, to the extent delegated, the Company’s management discretionary authority to determine whether to proceed with the Stock Split and, if so, the exact timing of the Stock Split.
The Board recommends a vote "FOR" this proposal.

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The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 30, 2025, except to the extent indicated otherwise in the footnotes, by:
•each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all of our current executive officers and directors as a group.
Except as otherwise noted, to our knowledge, each individual exercises sole voting power or investment power over the shares of common stock shown. The number of shares of common stock shown in the following table is determined under U.S. Securities and Exchange Commission (“SEC”) rules and is not necessarily indicative of beneficial ownership for any other purpose. Such beneficial ownership includes any shares of common stock as to which the individual has sole or shared voting power or investment power and any shares of common stock the individual has the right to acquire within 60 days of September 30, 2025, including upon the exercise of any option or vesting of any restricted stock units or performance restricted stock units. There were 207,564,564 shares of common stock outstanding as of September 30, 2025.
Unless otherwise indicated, the address of each of the individuals and entities named below is c/o ServiceNow, Inc., 2225 Lawson Lane, Santa Clara, California 95054.

2025 Proxy Statement	5

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Greater than 5% Shareholders:
BlackRock, Inc.(1)	18,250,532	8.8%
The Vanguard Group, Inc.(2)	18,118,346	8.7%
Directors and Named Executive Officers:
William R. McDermott(3)	417,548	*
Amit Zavery	6,559	*
Gina Mastantuono(4)	43,552	*
Paul Smith(5)	5,224	*
Jacqueline Canney(6)	18,687	*
Susan L. Bostrom	3,366	*
Teresa Briggs	1,550	*
Jonathan C. Chadwick	3,205	*
Paul E. Chamberlain	9,567	*
Lawrence J. Jackson, Jr.	269	*
Frederic B. Luddy(7)	157,228	*
Joseph “Larry” Quinlan(8)	1,322	*
Anita M. Sands	8,988	*
All current executive officers and directors as a group (16 persons)(9)	716,174	*
*    Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)Consists of shares of common stock beneficially owned as of December 31, 2024, according to a Schedule 13G/A filed by BlackRock, Inc., on February 5, 2025, reporting (i) sole voting power with respect to 16,264,108 shares of our common stock and (ii) sole dispositive power with respect to all 18,250,532 shares of our common stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(2)Consists of shares of common stock beneficially owned as of December 31, 2023, according to a Schedule 13G/A filed by The Vanguard Group, Inc., on February 13, 2024, reporting (i) sole dispositive power with respect to 17,237,912 shares of common stock, (ii) shared dispositive power with respect to 880,434 shares of common stock, and (iii) shared voting power with respect to 272,848 shares of common stock. The address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.
(3)Consists of (i) 406,053 shares of common stock subject to stock options held by Mr. McDermott that are exercisable within 60 days of September 30, 2025, (ii) 4,881 shares of common stock held by a trust, of which Mr. McDermott is a trustee, and (iii) 6,614 shares of common stock.
(4)Consists of (i) 31,324 shares of common stock subject to stock options held by Ms. Mastantuono that are exercisable within 60 days of September 30, 2025, and (ii) 12,228 shares of common stock.
(5)Mr. Smith separated from the Company in August 2025. His beneficial ownership amount is based solely on his most recent Form 4 filed February 21, 2025, prior to his separation from the Company.
(6)Consists of (i) 15,660 shares of common stock subject to stock options held by Ms. Canney that are exercisable within 60 days of September 30, 2025, and (ii) 3,027 shares of common stock.
(7)Consists of (i) 30,600 shares of common stock held by an LLC, of which Mr. Luddy may be deemed to have voting and investment power, and (ii) 126,628 shares of common stock held by a trust, of which Mr. Luddy is a trustee.
(8)Consists of 1,322 shares of common stock held by a trust, of which Mr. Quinlan is trustee.
(9)Consists of (i) 484,357 shares of common stock subject to stock options that are exercisable within 60 days of September 30, 2025, and (ii) 231,817 shares of common stock.

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Record date for voting and shares outstanding
As of the close of business on November 10, 2025, the record date for the Special Meeting (the "Record Date"), 207,481,507 shares of our common stock were outstanding. Only holders of record of our common stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof.
Quorum
The holders of a majority of the voting power of the shares of stock entitled to vote at the Special Meeting as of the close of business on the Record Date must be present or represented by proxy at the Special Meeting to constitute a quorum to hold the meeting and conduct business. Abstentions are counted for the purpose of determining a quorum. If a quorum is not obtained, the chairperson of the Special Meeting or the holders of a majority of the shares of common stock present, in person or by proxy, at the Special Meeting may adjourn the Special Meeting to a later date.
Who is entitled to vote?
Shareholder of Record. If, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the shareholder of record with respect to those shares. As a shareholder of record, you may vote by Internet, by telephone, by requesting and mailing your proxy card or by mobile device.
Beneficial Owner. If, at the close of business on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee on your behalf, then you are considered to be the "beneficial owner" of shares. In the system of record used for identifying shareholders, those shares will be reported as being held by the nominee (e.g., your brokerage firm). We refer to those shares as being held in "street name." As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account by following the voting instructions that your nominee provides. The nominee that holds your shares is considered the shareholder of record for purposes of voting at the Special Meeting. Because you are not the shareholder of record in that case, you may vote your shares online at the Special Meeting only by following the instructions from your brokerage firm, bank or other nominee.
How many votes do I have?
Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on the Record Date. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the shareholder of record and (ii) shares held for you as the beneficial owner in street name through a brokerage firm, bank or other nominee.

2025 Proxy Statement	7

Required vote
The Stock Split Proposal requires the affirmative vote ("FOR" vote) of the holders of a majority of all outstanding shares of our common stock. You may vote for, against, or abstain on the Stock Split Proposal. Abstentions from voting will be considered shares present and entitled to vote on the Stock Split Proposal and, because approval of the Stock Split Proposal requires at least a majority of all outstanding shares of our common stock, an abstention or failure to vote will have the same effect as a vote "AGAINST" the proposal.
Discretionary proposal
Banks, brokers and other nominees may vote shares held in street name in their discretion on "routine" matters. The proposal to be considered at the Special Meeting is considered a "routine" matter. Therefore, if you are a beneficial owner and hold your shares in street name and do not provide your bank, broker or other nominee that holds your shares with voting instructions, your bank, broker or other nominee may, on your behalf, vote in its discretion on the Stock Split Proposal.
How to vote?
Shareholders of Record. If you are a shareholder of record, you may vote in one of the following ways:
•You may vote by Internet or by telephone. To vote by telephone or over the Internet, follow the instructions provided in the proxy card. If you vote by telephone or over the Internet, you do not need to return a proxy card by mail.
•You may vote by mail. If you request or receive a proxy card, simply sign and date the proxy card and return it in the envelope provided.
•You may vote online at the Special Meeting website. If you plan to attend the Special Meeting, you may vote online at the virtual Special Meeting by visiting www.virtualshareholdermeeting.com/NOW2025SM. Please have your 16-digit control number to join the Special Meeting.
Votes submitted by Internet or by telephone or by mail must be received by 8:59 p.m., Pacific Time, on December 4, 2025. Submitting your proxy (whether by telephone, over the Internet or by mail if you request or receive a proxy card) will not affect your right to vote online at the Special Meeting should you decide to attend.
Beneficial Owners. If you are the beneficial owner of shares held of record by a brokerage firm, bank or other nominee (as described above in the section “Who is entitled to vote?”), you will receive voting instructions from your nominee. You must follow the voting instructions provided by your nominee to instruct your nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your brokerage firm, bank or other nominee. As discussed above, you may vote your shares online at the Special Meeting only by following the instructions from your brokerage firm, bank or other nominee.
Can I revoke my proxy or change my vote?
Shareholders of Record. If you are a shareholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Special Meeting by:
•delivering to the Corporate Secretary of the Company a written notice stating that the proxy is revoked;
•signing, dating and delivering a proxy bearing a later date;
•voting again by telephone or over the Internet; or
•virtually attending and voting online at the Special Meeting (although attendance at the meeting will not, by itself, revoke a proxy).
Beneficial Owners. If you are a beneficial owner (as described above in the section “Who is entitled to vote?”), you must contact the brokerage firm, bank or other nominee holding your shares and follow its instructions to change your vote or revoke your proxy.

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Who will pay for the expense of soliciting proxies?
The expense of soliciting proxies will be paid by the Company. Following the original mailing of the soliciting materials, the Company and its agents may solicit proxies by mail, electronic mail, telephone, by other similar means or in person. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail or otherwise. Following the original mailing of the proxy materials, the Company will request brokerage firms, banks or other nominees to forward copies of the proxy materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur. We do not currently plan to retain a proxy solicitor to assist in the solicitation of proxies.

2025 Proxy Statement	9

Shareholder Proposals to be Presented at Next Annual Meeting

The Company’s Bylaws provide that, for shareholder nominations to our Board or other proposals to be considered at an annual meeting, shareholders must give timely notice thereof in writing to the Corporate Secretary at ServiceNow, Inc., 2225 Lawson Lane, Santa Clara, California 95054, Attn: Corporate Secretary.
To be timely for the 2026 Annual Meeting, a shareholder’s notice must be delivered to or mailed and received by our Corporate Secretary at the principal executive offices of the Company not earlier than 5:00 p.m. Pacific Time on January 22, 2026, and not later than 5:00 p.m. Pacific Time on February 21, 2026. A shareholder’s notice to the Corporate Secretary must set forth, as to each matter the shareholder proposes to bring before the Annual Meeting, the information required by our Bylaws. In addition to satisfying the provisions in our Bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 of the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than March 23, 2026.
Shareholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the 2026 Annual Meeting must be received by the Company not later than December 5, 2025, in order to be considered for inclusion in ServiceNow’s proxy materials for that meeting.
In addition, our Bylaws contain “proxy access” provisions that permit a shareholder or group of shareholders to include director candidates that they intend to nominate in our Annual Meeting Proxy Statement and on our proxy card, provided that the shareholder ownership, notice and other requirements set forth in our Bylaws are satisfied. To be timely for our 2026 Annual Meeting, the required notice under the proxy access provisions of our Bylaws must be received by the Corporate Secretary at the address set forth above not earlier than 5:00 p.m. Pacific Time on November 5, 2025, and not later than 5:00 p.m. Pacific Time on December 5, 2025.
“Householding” — Shareholders Sharing the Same Address
SEC rules permit companies and intermediaries (such as brokers) to implement a delivery procedure called "householding." Under this procedure, multiple shareholders who reside at the same address receive a single copy of our proxy materials, unless an affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees.
A number of ServiceNow shareholders will be "householding" our proxy materials. A single set of proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.
Upon written or oral request, we will promptly deliver a separate copy of the proxy materials to any shareholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the proxy materials, you may write to Investor Relations at 2225 Lawson Lane, Santa Clara, California 95054, Attn: Investor Relations

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or call (408) 501-8550. Shareholders who hold shares of our common stock in street name may contact their bank, broker or other nominee to request information about householding.
Any shareholders who share the same address and currently receive multiple copies of the proxy materials who wish to receive only one copy in the future can contact their bank, broker or other nominee to request information about householding or the Company's Investor Relations department at the address or telephone number listed above.
Forward-Looking Statements
This Proxy Statement contains forward-looking statements. All statements contained in this Proxy Statement other than statements of historical or current fact, including statements regarding the Stock Split, executive compensation plans and business strategy and plans are forward-looking. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are based on our management's beliefs and assumptions and on information currently available to management as of the date of this Proxy Statement. Actual results could differ materially from the results expressed or implied by the forward-looking statements we make. Factors that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to, those discussed in the section titled "Risk Factors" in our 2024 Annual Report on Form 10-K and in other filings we make with the SEC from time to time. We undertake no obligation, and do not intend, to update the forward-looking statements.
Other Matters
We are not currently aware of any other matters that may properly be presented for action at the Special Meeting except as specified in the notice of the Special Meeting. As to any business that may arise and properly come before the Special Meeting, however, the proxy holders will vote the proxies on these matters in accordance with their best judgment.

2025 Proxy Statement	11

Proposed Amended and Restated Certificate of Incorporation
Proposed deletions are reflected by “strike-through” text and proposed additions are reflected by “bold” and “underline” text.
SERVICENOW, INC.
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
ServiceNow, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the state of Delaware (the “General Corporation Law”), does hereby certify as follows.
1.    The name of this corporation is ServiceNow, Inc. This corporation was originally incorporated pursuant to the General Corporation Law on February 16, 2012.
2.    This Amended and Restated Certificate of Incorporation of this corporation has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.
3.    Pursuant to Section 103(d) of the General Corporation Law, this Amended and Restated Certificate of Incorporation shall become effective at _____________ Eastern Time on __________________.
4.    The text of the Certificate of Incorporation of this corporation is hereby amended and restated in its entirety to read as follows:
ARTICLE I: NAME
The name of the corporation is ServiceNow, Inc. (the “Corporation”).
ARTICLE II: AGENT FOR SERVICE OF PROCESS
The address of the registered office of the Corporation in the State of Delaware is 850 New Burton Road, Suite 201, City of Dover, County of Kent, Delaware 19904. The name of the registered agent of the Corporation at that address is Cogency Global Inc.
ARTICLE III: PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
ARTICLE IV: AUTHORIZED STOCK
1.    Authorized Stock.
1.1    The total number of shares of all classes of stock which the Corporation has authority to issue is ~~Six Hundred Ten Million~~ Three Billion Ten Million (~~610,000,000~~ 3,010,000,000) shares, consisting of two classes: ~~Six Hundred Million (600,000,000)~~Three Billion (3,000,000,000) shares of Common Stock, $0.001 par value per share (“Common Stock”), and Ten Million (10,000,000) shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).

2025 Proxy Statement	A-1

1.2    Upon the effectiveness (the “Effective Time”) of this Amended and Restated Certificate of Incorporation, each issued share of Common Stock immediately prior to the Effective Time shall, automatically and without any further action by the Corporation or the stockholder thereof, be subdivided and reclassified into five (5) shares of Common Stock, reflecting a five (5) to one (1) stock split (the “Forward Stock Split”). The par value of the Common Stock shall remain $0.001 per share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been subdivided and reclassified, pursuant to the Forward Stock Split, until such certificate is surrendered to the Corporation for cancellation or exchange.
2.    Designation of Additional Series.
2.1    The Board of Directors of the Corporation (the “Board”) is authorized, subject to any limitations prescribed by the law of the State of Delaware, to provide for the issuance of the shares of Preferred Stock in one or more series, and, by filing a Certificate of Designation pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, to fix the designation, powers, preferences and relative, participating, optional or other rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof, and to increase (but not above the total number of authorized shares of the class) or decrease the number of shares of any such series (but not below the number of shares of such series then outstanding). The number of authorized shares of Preferred Stock may also be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of capital stock of the Corporation entitled to vote, without a vote of the holders of the Preferred Stock, unless a vote of any other holders is required pursuant to a Certificate of Designation establishing a series of Preferred Stock.
2.2    Except as otherwise expressly provided in any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article IV, any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board without approval of the holders of Common Stock or the holders of Preferred Stock, or any series thereof, and any such new series may have voting powers, preferences and relative, participating, optional or other rights, including, without limitation, voting rights, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of Common Stock, Preferred Stock, or any future class or series of Preferred Stock or Common Stock.
3.    Voting Power of Common Stock. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock).
ARTICLE V: AMENDMENT OF BYLAWS
The Board shall have the power to adopt, amend or repeal the Bylaws of the Corporation (the “Bylaws”). Any adoption, amendment or repeal of the Bylaws by the Board shall require the approval of a majority of the Whole Board. For purposes of this Amended and Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation (including any Preferred Stock issued pursuant to any Certificate of Designation), the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws.
ARTICLE VI: MATTERS RELATING TO THE BOARD OF DIRECTORS
1.    Director Powers. The conduct of the affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred upon them by statute or by this Amended and Restated Certificate of Incorporation or the Bylaws, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

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2.    Number of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board.
3.    Board. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected for a term of office to expire at the next annual meeting of stockholders after their election.
4.    Term and Removal. Each director shall hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission permitted by the Bylaws. Subject to the rights of the holders of any series of Preferred Stock, except as otherwise provided by law, directors may be removed from the Board with or without cause by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of capital stock of the Corporation then entitled to vote at an election of directors voting together as a single class.
5.    Vacancies. Subject to the rights of the holders of any series of Preferred Stock, any vacancy occurring in the Board for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall, unless (a) the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders or (b) as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by the stockholders. Any director elected in accordance with the preceding sentence shall, if elected to fill a vacancy not created by a newly created directorship, be elected to serve for the remainder of the term of the director being replaced or until such director’s earlier death, resignation or removal. Any director elected to fill a vacancy created by a newly created directorship shall hold office for a term expiring at the next annual meeting of stockholders or until such director’s earlier death, resignation or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director.
ARTICLE VII: MATTERS RELATING TO THE STOCKHOLDERS
1.    Written Ballot Not Required. Election of directors need not be by written ballot unless the Bylaws shall so provide.
2.    No Action by Written Consent of the Stockholders. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with this Amended and Restated Certificate of Incorporation and the Bylaws, and no action shall be taken by the stockholders by written consent.
3.    Special Meetings of Stockholders. Special meetings of stockholders for any purpose or purposes may be called only in accordance with the Bylaws.
4.    Nominations and Business Transacted at Meetings. Advance notice of stockholder nominations for the election of directors of the Corporation and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws. Business transacted at special meetings of stockholders shall be confined to the purpose or purposes stated in the notice of the meeting.
ARTICLE VIII: DIRECTOR AND OFFICER LIABILITY
1.    Limitation of Liability. To the fullest extent permitted by law, no director or Officer (as defined below) of the Corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director or Officer. Without limiting the effect of the preceding sentence, if the DGCL is hereafter amended to authorize the further elimination or limitation of the liability of a director or Officer, then the liability of a director or Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any amendment, repeal or elimination of this Section 1 of Article VIII shall not affect its application with respect to an act or omission by a director or Officer occurring before such amendment, repeal or elimination. All references in this Section 1 of Article VIII to an “Officer” shall mean only a person who, at the time of an act or omission as to which liability is asserted, falls within the meaning of the term “officer,” as defined in Section 102(b)(7) of the DGCL.
2.    Change in Rights. Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article VIII, shall eliminate,

2025 Proxy Statement	A-3

reduce or otherwise adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
ARTICLE IX: AMENDMENT OF CERTIFICATE OF INCORPORATION
The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal any provision of this Amended and Restated Certificate of Incorporation.
* * * * *

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this __________ day of ___________.

By:
Russell S. Elmer, Secretary

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SERVICENOW, INC.
2225 LAWSON LANE
SANTA CLARA, CA 95054

SCAN TO
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 p.m. Pacific Time on December 4, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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V80716-S24615

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SERVICENOW, INC.

The Board of Directors recommends a vote "FOR" the following proposal:

		For	Against	Abstain
1.	To approve an amended and restated certificate of incorporation to effect a 5-for-1 split of ServiceNow, Inc.'s common stock with a proportionate increase in authorized shares of common stock.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on December 5, 2025:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

V80717-S24615

SERVICENOW, INC.
Special Meeting of Shareholders
December 5, 2025 8:00 AM, Pacific Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) William R. McDermott and Gina Mastantuono or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SERVICENOW, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 8:00 AM, Pacific Time, on December 5, 2025, at www.virtualshareholdermeeting.com/NOW2025SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side